SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.1)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/x/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                               ARCHER SYSTEMS LIMITED, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                          Archer Systems Limited, Inc.
                               75 Lincoln Highway
                            Iselin, New Jersey 08830


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                November 16, 2000


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ARCHER SYSTEMS LIMITED, INC., a Delaware corporation (the "Company"), will be held at The Sheraton at Woodbridge, 515 Route 1 South, Woodbridge, New Jersey, on Thursday, November 16, 2000 at 2:00 PM (local time) for the following purposes:


       1. To elect two members of the Board of Directors.

       2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized common shares from 600,000,000 to 900,000,000

       3. To transact such other and further business as may properly come before the meeting or any adjournment or adjournments thereof.


     Holders of record of shares of the Company's Common Stock at the close of business on October 10, 2000 are entitled to notice of and to vote at the meeting. A complete list of the Company's stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for ten days prior to the meeting at the Company's offices located at 75 Lincoln Highway, Iselin, New Jersey. The list will also be produced and kept at the time and place of the meeting and may be inspected by any stockholder who is present.


     A copy of the Company's Annual report on Form 10-KSB for fiscal year ended April 30, 2000 is enclosed herewith.


                                        By Order of the Board of Directors

                                        /s/ Walter J. Krzanowski
                                        ------------------------
                                            Walter J. Krzanowski
                                            Secretary

Dated: October 11, 2000

                              Archer Systems Limited, Inc.
                                  75 Lincoln Highway
                                Iselin, New Jersey 08830

                              ---------------------
                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                    to be held on Thursday, November 16, 2000
                              ---------------------


To the Stockholders:

     This Proxy Statement is furnished to you in connection with the Annual Meeting of the Stockholders (the "Annual Meeting") of Archer Systems Limited, Inc., a Delaware corporation (the "Company"), and the related solicitation by the Board of Directors of the Company of Proxies in the accompanying form, to be held at The Sheraton Woodbridge, 515 Route 1 South, Iselin, New Jersey on Thursday, November 16, 2000 at 2:00 PM (local time) and at any subsequent time that may be necessary by the adjournment thereof.

     If you were a holder of record of shares of the Company's Common Stock at the close of business on October 10, 2000, you are entitled to vote at the Annual Meeting. If you cannot be present at the Annual Meeting in person, a form of Proxy is enclosed, which the Board of Directors requests you to execute and return as soon as possible. A Proxy can be revoked at any time before it is voted, either in person at the Annual Meeting, by executing and submitting a new Proxy that is dated a date after the Proxy to be revoked, or by delivery of a duly executed written statement to that effect addressed to the Secretary of the Company.

     As of the close of business on October 10, 2000, there were outstanding and entitled to vote at the Annual Meeting 529,129,442 shares of Common Stock, $.0001 par value (the "Common Stock") Each share of Common Stock is entitled to one vote.

     All stockholders are urged to fill in, sign, date and mail the enclosed Proxy. If mailed in the United States in the enclosed envelope, no postage is required. The prompt return of your Proxy to vote your shares of Common Stock will save the Company the expense of further communication. If you attend the Annual Meeting and vote in person, the Proxy will not be used.

     The Proxy Statement and the Proxies in the accompanying form are first being sent to stockholders on or about October 20, 2000.


                            PROXIES AND VOTE REQUIRED

     The persons named in the accompanying Proxy intend to vote Proxies FOR the election of the nominees for director described herein, unless authority to vote for any or all of the nominees is withheld. In the event that any nominee at the time of election shall be unable or for good reason unwilling to serve (which contingencies are not now contemplated or foreseen) and other nominees shall be nominated, the persons named in the Proxy shall have the discretion and authority to vote or refrain from voting in accordance with their judgment on such other nominations. See "Other Matters" with respect to additional discretion and authority conferred by the accompanying Proxy.

     The persons named in the accompanying Proxy intend to vote Proxies FOR the increase in authorized common shares from 600,000,000 to 900,000,000, unless authority to vote for such an increase is withheld.

     The presence in person or by proxy of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required for a quorum. If a quorum is present, those nominees receiving a plurality of the votes cast will be elected. Accordingly, shares not voted in the election of directors (including shares covered by a Proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a Proxy as to which authority is withheld to vote for only one or less than all of the nominees) will not prevent the election of any of the nominees for director. For all other matters submitted to stockholders at the Annual Meeting, if a quorum is present the affirmative vote of a majority of the shares voted is required for approval. As a result, abstention votes with respect to any of the foregoing matters (other than Proposal 1) will have the effect of a vote against such matter.


     Shares held by brokers and other stockholder nominees sometimes are voted on certain matters but not others. This can occur, for example, when a broker is instructed by the beneficial owner of shares of Common Stock, or otherwise has the authority, to vote on a particular matter but is not instructed, and does not have such authority, to vote on one or more others. These are known as "non-voted" shares. Non-voted shares will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but with respect to the matters as to which they are "non-voted" they will have no effect upon the outcome of the vote thereon.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of two directors. Directors serve for a one-year term and until their respective successors have been elected and qualified (or as otherwise provided under the By-laws of the Company). The term of the present directors will end with this year's Annual Meeting.

     Two directors, to serve as directors, will be elected at the Annual Meeting, to hold office until the 2001 Annual Meeting and until their respective successors have been elected and qualified (or as otherwise provided under the By-laws of the Company). The names of the nominees for director, together with certain information furnished to the Company by each nominee and director, are set forth below (see also "Security Ownership of Certain Beneficial Owners").

     The Board of Directors recommends that the stockholders vote FOR the election of the nominees for directors indicated below.

NOMINEES FOR ELECTION AS DIRECTORS

DIRECTORS

     Richard J. Margulies - President/Director- Has been an officer and director of the Company since December 1998. Mr. Margulies has served as a management and financial public relations consultant to a number of private and publicly held companies over the past 20 years. From November 1988 to May of 1999, Mr. Margulies was an officer and director of Greenleaf Technologies Corporation, a publicly traded company, which is in the business of developing software technology and related products. From 1993 to December of 1997, Mr. Margulies was an officer and director of Creative Media International, Inc. a public company that was in the financial public relations and printing business. On or about February 1998, Creative Media International, Inc. filed for reorganization under section 11 of the U.S. Bankruptcy Code. From 1987 through March 2000, Mr. Margulies was an officer and director of Entertainment Arts, Inc., formerly Nightwing Entertainment Group, Inc., a publicly traded company that is in the entertainment business. From December 1998 through May 2000, Mr. Margulies served as director and officer of Creative Gaming, Inc., a publicly traded company offering ISP and high speed DSL services through its E-Centre, Inc. subsidiary. From 1982 to 1983, Mr. Margulies was with The Dratel Group, Inc., a NYSE member firm which offers private money management and brokerage services. From 1979 to 1981, he was a Vice President with the firm of Bear Stearns & Co., Inc. and from 1974 to 1979, he was an account executive with Bache & Co.

     Walter J. Krzanowski - Secretary/Treasurer-Director - Has been an officer and director of the Company since December 1998. From March 1998 to November 1998, Mr. Krzanowski was the interim Controller of a privately held laundry service management company. Mr. Krzanowski had been the Chief Financial Officer and Treasurer of Creative Gaming, Inc., a publicly traded company from July 1995 to December 1997. From January to June 1995, Mr. Krzanowski served as an independent consultant providing financial services to Creative Gaming, Inc. From September 1993 to December 1994, Mr. Krzanowski was self-employed, acting as a consultant to a number of companies providing accounting, financial reporting and data processing services. From April 1986 to August 1993, Mr. Krzanowski held financial and management information services positions with Zenith Laboratories, Inc., a publicly traded, generic pharmaceutical company. Prior to joining Zenith Laboratories, Mr. Krzanowski held various financial management positions with Hoffmann-LaRoche, Inc., a major pharmaceutical company, from 1966 to 1986.

OTHER INFORMATION AS TO DIRECTORS

     During the fiscal year ended April 30, 2000, the Board of Directors held two meetings. During the fiscal year each director attended 100% of the number of meetings of the Board.

     The Company does not pay its directors.


                                 PROPOSAL NO. 2:

           INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

GENERAL

     The Company's Certificate of Incorporation currently authorizes the issuance of 600,000,000 shares of Common Stock. In September 2000, the Board of Directors adopted a resolution proposing that the Certificate of Incorporation be amended to increase the authorized number of shares of Common Stock to 900,000,000 shares, subject to stockholder approval of the amendment.

CURRENT USE OF SHARES

     As of October 10, 2000, the Company had approximately 529,129,442 shares of Common Stock outstanding. Based upon the foregoing number of outstanding and reserved shares of Common Stock, the Company has approximately 70,870,558 shares remaining available for other purposes.

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board of Directors has adopted resolutions setting forth the proposed amendment to the first sentence of the Fourth Article of the Company's Certificate of Incorporation (the "Amendment"), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's stockholders at the Annual Meeting. The following is the text of the Fourth Article of the Certificate of Incorporation of the Company, as proposed to be amended:

     The Company is authorized to issue one class of shares of stock to be designated, Common Stock, $0.0001 par value. The total number of shares that the Company is authorized to issue is 900,000,000 shares. The number of shares of Common Stock authorized is 900,000,000.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

     The Board of Directors believes that it is in the Company's best interest to increase the number of shares of Common Stock that the Company is authorized to issue in order to give the Company additional flexibility to maintain a reasonable stock price with future stock splits and stock dividends. For example, under the current Certificate of Incorporation, the Board of Directors may not authorize future stock splits or declare additional stock dividends without first soliciting and obtaining stockholder approval if following such action the total number of shares of Common Stock outstanding and reserved for issuance would exceed 600,000,000 shares. Under the Certificate of Incorporation as proposed to be amended, the Board of Directors would have the flexibility to authorize stock splits and declare stock dividends resulting in outstanding and reserved shares of Common Stock of up to 900,000,000 shares.

     The Board of Directors also believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue Common Stock for other proper corporate purposes which may be identified in the future, such as to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, and to adopt additional employee benefit plans or reserve additional shares for issuance under such plans. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue these additional shares of Common Stock for any purpose.

     The Board of Directors believes that the proposed increase in the authorized Common Stock will make available sufficient shares for use should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. No additional action or authorization by the Company's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

     Under the Company's Certificate of Incorporation, the Company's stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

     The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of the Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

RECOMMENDATION OF THE BOARD

     The Board of Directors recommends that the stockholders vote "FOR" the proposal to amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 600,000,000 shares to 900,000,000 shares.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     Security Ownership of Certain Beneficial Owners and Management. Reference is made to the information set forth under the heading "Security Ownership of Certain Beneficial Owners and Management" in Part II, Item 12 of the Company's Annual Report on Form 10-KSB for the fiscal year ended April 30, 2000 under which information is incorporated herein by reference.

                             EXECUTIVE COMPENSATION

     Reference is made to the information set forth under the heading "Executive Compensation" in Part II, Item 11 of the Company's Annual Report on Form 10-KSB for the fiscal year ended April 30, 2000 under which information is incorporated herein by reference.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company presently shares office space at 75 Lincoln Highway, Iselin, New Jersey. The space is leased by GRQ Financial, Inc. which is solely owned by Richard J. Margulies, President of Archer Systems Limited, Inc. In addition, during the fiscal year ended April 30, 2000, the Company's President and stockholder and a stockholder advanced to the Company $22,191 and $15,172 respectively. These loans are represented by nine separate notes, are unsecured and carry an annual interest rate of 6%. Accordingly, these shareholder loans are recorded as long-term debt due to related parties in the Form 10-KSB financial statements, for the fiscal year ended April 30, 2000 under which information is incorporated herein by reference.


                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Reference is made to the information set forth under the heading "Election of Directors" in Part III, Item 10 of the Company's Annual Report on Form 10-KSB for the fiscal year ended April 30, 2000 under which information is incorporated herein by reference.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Director's has appointed Gerald Brignola, CPA, P.A. ("Brignola") as the Company's independent public accountants for the fiscal year ended April 30, 2001. Brignola was the independent public accountant for the prior year. A representative of Brignola is expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that are to be brought before the Annual Meeting. If any other matter should be presented for proper action, the persons named in the Proxy shall have discretion and authority to vote or to refrain from voting in accordance with their judgment on such matter. In addition, the persons named in the Proxy shall have discretion and authority to vote or to refrain from voting in accordance with their judgment with respect to matters incidental to the conduct of the Annual Meeting.


     The cost of solicitation will be borne by the Company. Solicitation will be by mail, except for any incidental personal solicitation made by directors, officers and employees of the Company, none of whom will receive compensation therefor. The Company will also request banks and brokers to solicit their customers who have a beneficial interest in shares of Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. In addition, the Company's transfer agent, Continental Stock Transfer & Trust Company, Inc., will assist in the solicitation of Proxies from brokers, bank nominees and other institutional holders.

     Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received at the Company's principal executive offices on or before June 1, 2001 for inclusion in the Company's Proxy Statement with respect to such meeting. Additionally, stockholder proposals submitted outside the processes of Rule 14a-8 of the Exchange Act for consideration at the 2001 Annual Meeting of Stockholders must be received by the Company on or by August 16, 2001 in order to be considered timely for purposes of Rule 14a-4 of the Exchange Act.

October 20, 2000                       By Order of the Board of Directors,


                                       /s/ Richard J. Margulies
                                       ------------------------
                                           Richard J. Margulies
                                           President and Chief Executive Officer


     It is important that the Proxies be returned promptly. Stockholders who do not expect to attend in person are urged to fill in, sign, date and return the enclosed Proxy.

     AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED APRIL 30, 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE (EXCEPT FOR EXHIBITS TO SUCH ANNUAL REPORT, WHICH WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S REASONABLE
EXPENSES IN FURNISHING SUCH EXHIBITS) BY ANY PERSON SOLICITED HEREUNDER BY WRITING TO: CORPORATE SECRETARY, ARCHER SYSTEMS LIMITED, INC., 75 LINCOLN HIGHWAY, ISELIN, NEW JERSEY 08830.

                          ARCHER SYSTEMS LIMITED, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Annual Meeting of Stockholders to be held at
           The Sheraton at Woodbridge, 515 Route 1 South, Woodbridge,
             New Jersey on Thursday, November 16, 2000 at 2:00 P.M.

     The undersigned hereby constitutes and appoints Richard J. Margulies and Walter J. Krzanowski as proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock of Archer Systems Limited, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on November 16, 2000 or any adjournment or adjournments thereof, on all matters that may come before the Annual Meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS LISTED HEREIN. In their discretion, the Proxies are authorized to vote upon such other and further business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" with regard to both items 1 and 2 below.



                    FOR    AGAINST     ABSTAIN
1. Election of      [ ]      [ ]         [ ]     Nominees: Richard J. Margulies
   Directors                                               Walter J. Krzanowski


(INSTRUCTION: To withhold authority to vote for any individual nominees, print that nominee's name on the line provided below.)

--------------------------------------------------------------------------------
                  (To be completed and signed on reverse side)

                         Please date, sign and mail your
                      proxy card back as soon as possible.
--------------------------------------------------------------------------------
2. Proposal to amend the Fourth Article of the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 600,000,000 shares to 900,000,000 shares and in their discretion, to vote upon such other matters which may properly come before the meeting or any adjournment or postponement thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s).

  FOR      AGAINST       ABSTAIN
  [ ]       [ ]            [ ]

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 and 2

If any other matters properly come before the meeting, the persons named in this proxy will vote, in their discretion.


Dated                            , 2000
      --------------------------


------------------------------------------------
                 Signature


------------------------------------------------
            Signature if held jointly

(Please sign exactly as name appears hereon. If stock is held in names of joint owners, such should sign.
 Attorneys, executors, administrators, etc. should so indicate.)

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED
BY THIS PROXY WILL BE VOTED UPON THE PROPOSALS LISTED
HEREIN IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE
STOCKHOLDER, BUT IF NO SUCH DIRECTIONS ARE GIVEN, THIS
PROXY WILL BE VOTED FOR ALL OF SUCH PROPOSALS.